Exhibit 99.1

Supplemental Financial Report for Quarter Ended December 31, 2017

AMERICA FIRST MULTIFAMILY INVESTORS, L.P.

All statements in this document other than statements of historical facts, including statements regarding our future results of operations and financial position, business strategy and plans and objectives of management for future operations, are forward-looking statements. When used, statements which are not historical in nature, including those containing words such as “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” and similar expressions, are intended to identify forward-looking statements. We have based forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition and results of operations. This document may also contain estimates and other statistical data made by independent parties and by us relating to market size and growth and other industry data. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. We have not independently verified the statistical and other industry data generated by independent parties contained in this supplement and, accordingly, we cannot guarantee their accuracy or completeness. In addition, projections, assumptions and estimates of our future performance and the future performance of the industries in which we operate are necessarily subject to a high degree of uncertainty and risk due to a variety of factors, including those described under the headings “Item 1A Risk Factors” in our 2017 Annual Report on Form 10-K for the year ended December 31, 2017.  These forward-looking statements are subject to various risks and uncertainties and America First Multifamily Investors, L.P. expressly disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Most, but not all, of the selected financial information furnished herein is derived from the America First Multifamily Investors, L.P.’s (“ATAX” or “Partnership”) consolidated financial statements and related notes prepared in accordance with GAAP and management’s discussion and analysis of financial condition and results of operations included in the Partnership’s reports on Forms 10-K and 10-Q. The Partnership’s annual consolidated financial statements were subject to an independent audit, dated February 28, 2018.

Disclosure Regarding Non-GAAP Measures

This document refers to certain financial measures that are identified as non-GAAP. We believe these non-GAAP measures are helpful to investors because they are the key information used by management to analyze our operations. This supplemental information should not be considered in isolation or as a substitute for the related GAAP measures.

Please see the consolidated financial statements we filed with the Securities and Exchange Commission on Forms 10-K and 10-Q.  Our GAAP consolidated financial statements can be located upon searching for the Partnership’s filings at www.sec.gov.

PARTNERSHIP FINANCIAL INFORMATION

TABLE OF CONTENTS

Pages
Supplemental Letter from the CEO	4
Quarterly Fact Sheet	5
Financial Performance Trend Graphs	6-11
Other Partnership Information	12
Partnership Financial Statements	13-15
Partnership Financial Measures and Schedules	16-21

AMERICA FIRST MULTIFAMILY INVESTORS L.P.

SUPPLEMENTAL LETTER FROM THE CEO

During Q4 2017, ATAX continued to focus its efforts to “fine tune” the Balance Sheet.  To forward this effort we have successfully executed on the following transactions during the quarter:

•	Acquired approximately $49.3 million of mortgage revenue bonds,
•	Invested an additional $4.5 million in the Investment in unconsolidated entities, and
•	Executed on two subscription agreements from institutional investors to purchase $17.5 million of ATAX’s Series A Preferred Units.

In addition to the transactions above, the following results were realized in the fourth quarter of 2017:

•	Total revenue increased approximately 37.7% to $21.9 million, compared to $15.9 million in the fourth quarter of 2016, and
•	Total assets increased to $1.07 billion at December 31, 2017, compared to $944.1 million at December 31, 2016.

We are pleased with our efforts to attract qualified institutional investors to our Series A Preferred Unit private placement program.  As of December 31, 2017, we have raised $94.5 million of low-cost, non-cumulative, non-convertible and non-voting Preferred Unit equity capital.

We are pleased with the results of the fourth quarter 2017 and the efforts of our team as we continue to execute on our strategy to “fine tune” the Balance Sheet.  Thank you for your continued support!

Chad Daffer

Chief Executive Officer

4

FOURTH QUARTER 2017 FACT SHEET

PARTNERSHIP DETAILS

ATAX was formed for the primary purpose of acquiring a portfolio of mortgage revenue bonds (“MRBs”) that are issued to provide construction and/or permanent financing of multifamily residential properties.  We continue to expect most of the interest paid on these MRBs is excludable from gross income for federal income tax purposes. We continue to pursue a business strategy of acquiring additional MRBs and other investments on a leveraged basis.  We also invest in other securities which, if not secured by a direct or indirect interest in a property, must be rated in one of the four highest rating categories by at least one nationally recognized securities rating agency.  We have also acquired interests in multifamily apartments (“MF Properties”) in order to position ourselves for future investments in mortgage revenue bonds issued to finance these properties.  In addition, we have invested in equity interests of multifamily, market rate, projects throughout the U.S.

(As of December 31, 2017)
Symbol (NASDAQ)	ATAX
Annual Distribution	$0.50
Price	$6.05
Yield	8.3%

Units Outstanding (including Restricted Units)	60,373,674
Market Capitalization	$365,260,728
52-week Unit price range	$5.40 to $6.25

Partnership Financial Information for the Q4 2017 (amounts in thousands, except per Unit)

Total Revenue	$21,872
Net Income – ATAX Partnership	$15,647
Total Assets	$1,069,768
Leverage Ratio[3]	64%
Cash Available for Distribution (“CAD”)[1]	$16,475
Distribution Declared per unit[2]	$0.125

[1]

Management utilizes a calculation of Cash Available for Distribution (“CAD”) to assess the Partnership’s operating performance. This is a non-GAAP financial measure and a reconciliation of our GAAP net income to CAD is provided on page 16 of the Supplement herein.

[2]

The most recent distribution was paid on January 31, 2018 for Unitholders of record as of December 29, 2017. The distribution is payable to Unitholders of record as of the last business day of the quarter end and ATAX trades ex-dividend two days prior to the record date, with a payable date of the last business day of the subsequent month.

[3]

Our overall leverage ratio is calculated as total outstanding debt divided by total partnership assets using the carrying value of the MRBs, PHC Certificates, initial finance costs, and the MF Properties at cost.

5

ATAX ASSET PROFILE

At December 31, 2017

•	Total mortgage revenue bonds, core assets of ATAX, have increased to 74% of Total Assets at December 31, 2017, from 35% of Total Assets at December 31, 2012.

6

ATAX FINANCING PROFILE

At December 31, 2017

DEBT FINANCING, NET ($ in 000’s)

7

ATAX ASSETS HELD - $ AND LEVERAGE %’s

[1]	Total outstanding debt divided by total assets using the carrying value of the MRBs, PHC Certificates, initial finance costs and the MF Properties at cost.

8

REVENUE AND OTHER INCOME TRENDS

Revenue and other income increased year-over-year due to a gain on sale in the fourth quarter of 2017.

Highlighted transactions recorded during the past eight quarters include the following:

•

During the fourth quarter of 2017, we recognized gains on the sale of approximately $6.7 million, net of income taxes and before direct and indirect expense, from the sale of three MF Properties and contingent interest of approximately $2.9 million. Tier 2 income paid to the General Partner for these items was approximately $874,000.

•	During the second quarter of 2017, we recognized contingent interest of approximately $87,000,
•

During the first quarter of 2017, we recognized a gain on the sale of Northern View (an MF Property) of approximately $3.2 million, net of income taxes and Tier 2 income paid to the General Partner, and before direct and indirect expense, and contingent interest of approximately $133,000,

•	During the fourth quarter of 2016, we recognized contingent interest of approximately $1.7 million,
•	During the third quarter of 2016, we recognized a gain of approximately $1.1 million, net of tax, on the sale of Woodland Park, an MF Property, and contingent interest of $90,000,
•

During the second quarter of 2016, we recognized a gain of approximately $8.3 million, net of tax, on the sale of the Arboretum, an MF Property, and contingent interest income of approximately $45,000, and

•	During the first quarter of 2016, we recognized contingent interest income of approximately $174,000.

9

OPERATING EXPENSE TRENDS

•	Since January 1, 2016, the ratio of “Salaries and benefits” and “General and administrative” expenses has averaged approximately 0.44% of Total Assets.

10

PERFORMANCE TRENDS

•

In 2017, we realized approximately $3.1 million of contingent interest and gains on sale of real estate assets of approximately $10.9 million, net of tax. Approximately $2.0 million was allocated to the General Partner and approximately $12.0 million that was allocated to the Unitholders.

•

In 2016, we realized approximately $2.0 million of contingent interest, of which $505,000 was due the General Partner. In addition, we reported the sale of the Arboretum and Woodland Park which resulted in gains of approximately $8.3 million and $1.1 million, respectively, net of tax, of which approximately $2.4 million was due the General Partner.  There was approximately $8.6 million that was allocated to the Unitholders.

11

OTHER PARTNERSHIP INFORMATION

Corporate Office:		Transfer Agent:
1004 Farnam Street		American Stock Transfer & Trust Company
Suite 400		59 Maiden Lane
Omaha, NE 68102		Plaza Level
Phone:	402-444-1630	New York, NY 10038
Investor Services:	402-930-3098	Phone: 718-921-8124
K-1 Services:	855-4AT-AXK1	888-991-9902
Fax:	402-930-3047	Fax:718-236-2641
Web Site:	www.ataxfund.com
K-1 Services Email:	k1s@ataxfund.com
Ticker Symbol:	ATAX

Corporate Counsel:	Independent Accountants:
Barnes & Thornburg LLP	PwC
11 S. Meridian Street	1 North Wacker Drive
Indianapolis, IN 46204	Chicago, Illinois 60606

Burlington Capital LLC, General Partner of the General Partner for ATAX Board of Managers

Michael B. Yanney	Chairman Emeritus of the Board
Lisa Y. Roskens	Chairman of the Board
Mariann Byerwalter	Manager
Dr. William S. Carter	Manager
Patrick J. Jung	Manager
George Krauss	Manager
Dr. Gail Yanney	Manager
Walter K. Griffith	Manager
Senator Michael Johanns	Manager

Corporate Officers
Chief Executive Officer – Chad L. Daffer
Chief Financial Officer – Craig S. Allen

12

Partnership Financial Statements and Information Schedules

AMERICA FIRST MULTIFAMILY INVESTORS, L.P. BALANCE SHEETS

	December 31, 2017	December 31, 2016
Assets
Cash and cash equivalents	$69,597,699	$20,748,521
Restricted cash	1,985,630	6,757,699
Interest receivable	6,541,132	6,983,203
Mortgage revenue bonds, held in trust	710,867,447	590,194,179
Mortgage revenue bonds	77,971,208	90,016,872
Public housing capital fund trusts	49,641,588	57,158,068
Real estate assets:
Land and improvements	7,319,235	17,354,587
Buildings and improvements	78,953,488	113,089,041
Real estate assets before accumulated depreciation	86,272,723	130,443,628
Accumulated depreciation	(9,580,531)	(16,217,028)
Net real estate assets	76,692,192	114,226,600
Investment in equity interests	39,608,927	19,470,006
Property loans, net	29,513,874	29,763,334
Other assets	7,348,302	8,795,192
Total Assets	$1,069,767,999	$944,113,674

Liabilities
Accounts payable, accrued expenses and other liabilities	$8,494,227	$7,255,327
Distribution payable	8,423,803	8,017,950
Unsecured lines of credit	50,000,000	40,000,000
Secured line of credit, net	-	19,816,667
Debt financing, net	558,328,347	495,383,033
Mortgages payable and other secured financing, net	35,540,174	51,379,512
Derivative swaps	826,852	1,339,283
Total Liabilities	661,613,403	623,191,772
Redeemable preferred units	94,314,326	40,788,034
Partners' Capital
General Partner	437,256	102,536
Beneficial Unit Certificate holders	313,403,014	280,026,669
Total Partners' Capital	313,840,270	280,129,205
Noncontrolling interest	-	4,663
Total Capital	313,840,270	280,133,868
Total Liabilities and Partners' Capital	$1,069,767,999	$944,113,674

14

AMERICA FIRST MULTIFAMILY INVESTORS, L.P.

PARTNERSHIP INCOME STATEMENTS

	For The Three Months Ended December 31, 2017	For The Three Months Ended December 31, 2016	For The Twelve Months Ended December 31, 2017	For The Twelve Months Ended December 31, 2016
Revenues:
Investment income	$12,338,134	$9,654,395	$48,225,068	$36,892,996
Property revenues	3,218,705	3,920,679	13,499,645	17,404,439
Contingent interest income	2,927,948	1,711,681	3,147,165	2,021,077
Other interest income	2,634,522	617,076	4,681,578	2,660,238
Other Income	752,718	-	828,089	-
Total Revenues	21,872,027	15,903,831	70,381,545	58,978,750
Expenses:
Real estate operating (exclusive of items shown below)	1,897,152	1,964,037	8,228,297	9,223,108
Impairment of securities	761,960	-	761,960	-
Impairment charge on real estate assets	-	-	-	61,506
Depreciation and amortization	1,090,599	1,569,641	5,212,859	6,862,530
Amortization of deferred financing costs	444,299	512,309	2,324,535	1,862,509
Interest expense	5,157,682	2,892,278	22,155,443	15,469,639
General and administrative	3,564,574	3,362,688	12,769,757	10,837,188
Total Expenses	12,916,266	10,300,953	51,452,851	44,316,480
Other Income:
Gain on sale of real estate assets, net	10,600,791	(4,585)	17,753,303	14,072,317
Gain on sale of securities	-	-	-	8,097
Income before income taxes	19,556,552	5,598,293	36,681,997	28,742,684
Income tax expense	3,909,099	(25,000)	6,019,146	4,959,000
Income from continuing operations	15,647,453	5,623,293	30,662,851	23,783,684
Income from discontinued operations	-	-	-	-
Net income before noncontrolling interest	15,647,453	5,623,293	30,662,851	23,783,684
Income (loss) attributable to noncontrolling interest	-	(42)	71,653	(823)
Net income - ATAX Partnership	$15,647,453	$5,623,335	$30,591,198	$23,784,507

Net income - ATAX Partnership	15,647,453	5,623,335	30,591,198	23,784,507
Redeemable preferred unit distributions and accretion	(701,664)	(274,772)	(1,982,538)	(583,407)
Net income available to Partners	$14,945,789	$5,348,563	$28,608,660	$23,201,100

Selected Segment Data (Partnership):
Revenue and Other Income
Mortgage Revenue Bond Investments	$16,416,455	$10,549,925	$49,100,423	$36,632,574
MF Properties	13,922,115	3,916,094	31,430,938	31,476,756
Public Housing Capital Fund Trusts	811,944	709,408	2,951,735	2,888,035
MBS Securities Investments	-	-	-	66,676
Other Investments	1,322,304	705,898	4,651,752	1,995,123
Total Revenue and Other Income	$32,472,818	$15,881,325	$88,134,848	$73,059,164
Total Expenses:
Mortgage Revenue Bond Investments	$8,404,682	$5,963,802	$33,661,840	$24,876,935
MF Properties	7,390,829	3,931,527	21,762,887	23,033,229
Public Housing Capital Fund Trusts	1,026,071	362,661	2,112,165	1,349,801
MBS Securities Investments	-	-	-	14,692
Other Investments	3,783	-	6,758	-
Total	$16,825,365	$10,257,990	$57,543,650	$49,274,657
Net Income (loss) - ATAX Partnership
Mortgage Revenue Bond Investments	$8,011,773	$4,586,123	$15,438,583	$11,755,639
MF Properties	6,531,286	(15,433)	9,668,051	8,443,527
Public Housing Capital Fund Trusts	(214,127)	346,747	839,570	1,538,234
MBS Securities Investments	-	-	-	51,984
Other Investments	1,318,521	705,898	4,644,994	1,995,123
Income from continuing operations	$15,647,453	$5,623,335	$30,591,198	$23,784,507

15

AMERICA FIRST MULTIFAMILY INVESTORS, L.P.

PARTNERSHIP CASH AVAILABLE FOR DISTRIBUTION AND OTHER PERFORMANCE MEASURES

FOR THE THREE MONTHS ENDED

The following table contains reconciliations of the Partnership’s GAAP net income to its CAD:

	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016

Partnership net income	$15,647,453	$3,545,483	$4,109,400	$7,288,862	$5,623,335	$4,623,542	$11,005,930	$2,531,700
Change in fair value of derivatives and interest rate derivative amortization	(129,595)	66,917	181,420	121,349	(1,395,730)	(263,684)	531,389	1,110,407
Depreciation and amortization expense	1,090,599	1,259,055	1,270,379	1,592,826	1,569,641	1,361,259	1,806,732	2,124,898
Impairment of securities	761,960	-	-	-	-	-	-	-
Impairment charge on real estate assets	-	-	-	-	-	-	61,506	-
Amortization of deferred financing costs	444,299	577,413	562,585	740,238	512,309	425,520	392,493	532,187
Restricted units compensation expense	455,119	550,390	438,893	170,840	802,092	31,050	-	-
Deferred income taxes	(26,000)	(9,000)	(201,000)	(164,000)	(51,000)	(136,000)	553,000	-
Redeemable Series A Preferred Unit distribution and accretion	(701,664)	(523,682)	(432,550)	(324,642)	(274,772)	(181,969)	(124,982)	(1,684)
Bond purchase premium (discount) amortization (accretion), net of cash received	(193,530)	(26,270)	(26,741)	(23,507)	(27,770)	(147,033)	33,668	34,696
Tier 2 Income distributable to the General Partner	(873,893)	-	(16,224)	(1,104,401)	(426,774)	(291,295)	(2,096,982)	(43,599)
CAD	$16,474,748	$5,440,306	$5,886,162	$8,297,565	$6,331,331	$5,421,390	$12,162,754	$6,288,605

Weighted average number of units outstanding, basic	59,895,229	59,811,578	59,862,969	60,037,687	59,995,789	60,176,937	60,252,928	60,252,928

Partnership Only:
Net income, basic and diluted, per unit	$0.23	$0.05	$0.06	$0.10	$0.09	$0.07	$0.15	$0.04
CAD per unit, basic	$0.27	$0.09	$0.10	$0.14	$0.11	$0.09	$0.20	$0.10

Distributions declared, per unit	$0.125	$0.125	$0.125	$0.125	$0.125	$0.125	$0.125	$0.125

16

AMERICA FIRST MULTIFAMILY INVESTORS, L.P.

MORTGAGE REVENUE BOND INVESTMENT SCHEDULE DECEMBER 31, 2017

			Base
		Maturity	Interest	Principal	Estimated
Property Name	Location	Date	Rate	Outstanding	Fair Value

15 West Apartments	Vancouver, WA	7/1/2054	6.25%	$9,797,833	$11,637,481
Arbors at Hickory Ridge	Memphis, TN	1/1/2049	6.25%	11,237,041	13,035,860
Avistar on the Boulevard - Series A	San Antonio, TX	3/1/2050	6.00%	16,109,972	18,057,437
Avistar at the Crest - Series A	San Antonio, TX	3/1/2050	6.00%	9,456,384	10,643,526
Avistar (February 2013 Acquisition) - Series B (2 Bonds)	San Antonio, TX	4/1/2050	9.00%	1,194,783	1,286,887
Avistar at the Oak - Series A	San Antonio, TX	8/1/2050	6.00%	7,635,895	8,574,360
Avistar in 09 - Series A	San Antonio, TX	8/1/2050	6.00%	6,593,300	7,310,244
Avistar on the Hill - Series A	San Antonio, TX	8/1/2050	6.00%	5,275,623	5,924,006
Avistar (June 2013 Acquisition) - Series B (2 Bonds)	San Antonio, TX	9/1/2050	9.00%	1,000,419	1,070,380
Avistar at Copperfield - Series A	Houston, TX	5/1/2054	5.75%	10,000,000	10,628,644
Avistar at Copperfield - Series B	Houston, TX	6/1/2054	12.00%	4,000,000	4,013,514
Avistar at the Parkway - Series A	San Antonio, TX	5/1/2052	6.00%	13,233,665	14,166,418
Avistar at the Parkway - Series B	San Antonio, TX	6/1/2052	12.00%	124,861	155,576
Avistar at Wilcrest - Series A	Houston, TX	5/1/2054	5.75%	3,775,000	3,900,170
Avistar at Wilcrest - Series B	Houston, TX	6/1/2054	12.00%	1,550,000	1,555,306
Avistar at Wood Hollow - Series A	Austin, TX	5/1/2054	5.75%	31,850,000	33,715,826
Avistar at Wood Hollow - Series B	Austin, TX	6/1/2054	12.00%	8,410,000	8,440,276
Bella Vista	Gainesville, TX	4/1/2046	6.15%	6,295,000	6,337,718
Bridle Ridge	Greer, SC	1/1/2043	6.00%	7,465,000	7,466,199
Brookstone	Waukegan, IL	5/1/2040	5.45%	8,979,174	9,467,614
Bruton	Dallas, TX	8/1/2054	6.00%	18,051,775	21,094,714
Columbia Gardens	Columbia, SC	12/1/2050	5.50%	13,193,000	14,810,687
Companion at Thornhill Apartments	Lexington, SC	1/1/2052	5.80%	11,404,758	12,689,199
Concord at Gulfgate - Series A	Houston, TX	2/1/2032	6.00%	19,185,000	21,944,654
Concord at Little York - Series A	Houston, TX	2/1/2032	6.00%	13,440,000	15,439,572
Concord at Williamcrest - Series A	Houston, TX	2/1/2032	6.00%	20,820,000	23,814,839
Copper Gate Apartments	Lafayette, IN	12/1/2029	6.25%	5,100,000	5,878,339
Courtyard Apartments - Series A	Fullerton, CA	12/1/2033	5.00%	10,230,000	11,464,286
Courtyard Apartments - Series B	Fullerton, CA	12/1/2018	8.00%	6,228,000	6,219,905
Cross Creek	Beaufort, SC	3/1/2049	6.15%	8,168,529	8,986,897
Crossing at 1415 - Series A	San Antonio, TX	12/1/2052	6.00%	7,540,000	8,174,091
Decatur Angle	Fort Worth, TX	1/1/2054	5.75%	22,794,912	25,780,867
Glenview - Series A	Cameron Park, CA	12/1/2031	5.75%	4,627,228	5,150,692
Greens of Pine Glen - Series A	Durham, NC	10/1/2047	6.50%	8,126,000	9,239,852
Greens of Pine Glen - Series B	Durham, NC	10/1/2047	9.00%	937,399	1,131,390
Harden Ranch - Series A	Salinas, CA	3/1/2030	5.75%	6,845,985	8,028,899
Harmony Court Bakersfield - Series A	Bakersfield, CA	12/1/2033	5.00%	3,730,000	4,160,637
Harmony Terrace - Series A	Simi Valley, CA	1/1/2034	5.00%	6,900,000	7,773,321
Harmony Terrace - Series B	Simi Valley, CA	1/1/2019	5.50%	7,400,000	7,397,900
Heights at 515 - Series A	San Antonio, TX	12/1/2052	6.00%	6,903,000	7,483,522
Heritage Square - Series A	Edinburg, TX	9/1/2051	6.00%	11,063,027	12,056,636
Lake Forest Apartments	Daytona Beach, FL	12/1/2031	6.25%	8,505,000	10,084,885
Las Palmas II - Series A	Coachella, CA	11/1/2033	5.00%	1,695,000	1,889,468
Las Palmas II - Series B	Coachella, CA	11/1/2018	8.00%	1,770,000	1,768,950

17

			Base
		Maturity	Interest	Principal	Estimated
Property Name	Location	Date	Rate	Outstanding	Fair Value

Live 929	Baltimore, MD	7/1/2049	5.78%	39,995,000	44,284,289
Montclair - Series A	Lemoore, CA	12/1/2031	5.75%	2,506,828	2,905,668
Montecito at Williams Ranch Apartments - Series A	Salinas, CA	10/1/2034	5.50%	7,690,000	8,809,710
Montecito at Williams Ranch Apartments - Series B	Salinas, CA	10/1/2019	5.50%	4,781,000	4,773,097
Oaks at Georgetown - Series A	Georgetown, TX	1/1/2034	5.00%	12,330,000	13,254,328
Oaks at Georgetown - Series B	Georgetown, TX	1/1/2019	5.50%	5,512,000	5,503,377
Ohio Bond - Series A	Ohio	6/1/2050	7.00%	14,113,000	14,901,199
Ohio Bond - Series B	Ohio	6/1/2050	10.00%	3,536,060	3,685,690
Pro Nova - 2014-1	Knoxville, TN	5/1/2034	6.00%	10,000,000	10,172,767
Renaissance - Series A	Baton Rouge, LA	6/1/2050	6.00%	11,239,441	13,335,769
Rosewood Townhomes - Series A	Goose Creek, SC	7/1/2055	5.75%	9,280,000	9,280,000
Rosewood Townhomes - Series B	Goose Creek, SC	8/1/2055	12.00%	470,000	470,000
Runnymede	Austin, TX	10/1/2042	6.00%	10,150,000	10,229,514
San Vicente - Series A	Soledad, CA	11/1/2033	5.00%	3,495,000	3,807,215
San Vicente - Series B	Soledad, CA	11/1/2018	8.00%	1,825,000	1,821,823
Santa Fe - Series A	Hesperia, CA	12/1/2031	5.75%	3,036,928	3,572,601
Seasons at Simi Valley - Series A	Simi Valley, CA	9/1/2032	5.75%	4,366,195	5,174,059
Seasons at Simi Valley - Series B	Simi Valley, CA	9/1/2018	8.00%	1,944,000	1,943,534
Seasons Lakewood - Series A	Lakewood, CA	1/1/2034	5.00%	7,350,000	8,241,605
Seasons Lakewood - Series B	Lakewood, CA	1/1/2019	5.50%	5,260,000	5,252,932
Seasons San Juan Capistrano - Series A	San Juan Capistrano, CA	1/1/2034	5.00%	12,375,000	13,619,434
Seasons San Juan Capistrano - Series B	San Juan Capistrano, CA	1/1/2019	5.50%	6,574,000	6,563,136
Silver Moon - Series A	Albuquerque, NM	8/1/2055	6.00%	7,879,590	9,020,038
South Pointe - Series A	Hanahan, SC	7/1/2055	5.75%	21,600,000	21,600,000
South Pointe - Series B	Hanahan, SC	8/1/2055	12.00%	1,100,000	1,100,000
Southpark	Austin, TX	12/1/2049	6.13%	13,300,000	14,653,432
Summerhill - Series A	Bakersfield, CA	12/1/2033	5.00%	6,423,000	7,164,551
Summerhill - Series B	Bakersfield, CA	12/1/2018	8.00%	3,372,000	3,369,255
Sycamore Walk - Series A	Bakersfield, CA	1/1/2033	5.25%	3,632,000	4,122,314
Sycamore Walk - Series B	Bakersfield, CA	1/1/2018	8.00%	1,815,000	1,814,849
The Palms at Premier Park	Columbia, SC	1/1/2050	6.25%	19,238,297	21,950,726
Tyler Park Townhomes	Greenfield, CA	1/1/2030	5.75%	5,965,475	6,773,163
Vantage at Judson	San Antonio, TX	1/1/2053	6.00%	26,133,557	29,251,526
The Village at Madera - Series A	Madera, CA	12/1/2033	5.00%	3,085,000	3,441,171
The Village at Madera - Series B	Madera, CA	12/1/2018	8.00%	1,719,000	1,718,132
Village at River's Edge	Columbia, SC	6/1/2033	6.00%	10,000,000	11,182,706
Vineyard Gardens - Series A	Oxnard, CA	1/1/2035	5.50%	3,995,000	3,995,000
Vineyard Gardens - Series B	Oxnard, CA	1/1/2020	5.50%	2,846,000	2,846,000
Westside Village Market	Shafter, CA	1/1/2030	5.75%	3,898,427	4,466,850
Willow Run	Columbia, SC	12/1/2050	5.50%	13,009,000	14,604,123
Woodlynn Village	Maplewood, MN	11/1/2042	6.00%	4,267,000	4,311,428
				$719,750,361	$788,838,655

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OTHER INVESTMENTS DECEMBER 31, 2017

	Weighted	Weighted Avg.	Principal	Estimated
Name	Average Lives	Coupon Rate	Outstanding	Fair Value

Public Housing Capital Fund Trust Certificate I	7.31	5.39%	$24,913,137	$25,109,305
Public Housing Capital Fund Trust Certificate II	6.37	4.32%	9,763,546	9,358,291
Public Housing Capital Fund Trust Certificate III	7.61	5.23%	15,674,330	15,173,992
			$50,351,013	$49,641,588

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AMERICA FIRST MULTIFAMILY INVESTORS, L.P.

MORTGAGE REVENUE BOND INVESTMENT SCHEDULE DECEMBER 31, 2016

			Base
		Maturity	Interest	Principal	Estimated
Property Name	Location	Date	Rate	Outstanding	Fair Value

15 West Apartments	Vancouver, WA	7/1/2054	6.25%	$9,850,000	$11,434,281
Arbors at Hickory Ridge	Memphis, TN	1/1/2049	6.25%	11,351,321	12,352,993
Ashley Square	Des Moines, IA	12/1/2025	6.25%	5,039,000	5,377,556
Avistar on the Boulevard - Series A	San Antonio, TX	3/1/2050	6.00%	16,268,850	17,552,122
Avistar at Chase Hill - Series A	San Antonio, TX	3/1/2050	6.00%	9,844,994	10,434,017
Avistar at the Crest - Series A	San Antonio, TX	3/1/2050	6.00%	9,549,644	10,302,911
Avistar (February 2013 Acquisition) - Series B (3 Bonds)	San Antonio, TX	4/1/2050	9.00%	2,158,382	2,302,595
Avistar at the Oak - Series A	San Antonio, TX	8/1/2050	6.00%	7,709,040	8,272,178
Avistar in 09 - Series A	San Antonio, TX	8/1/2050	6.00%	6,656,458	7,016,020
Avistar on the Hill - Series A	San Antonio, TX	8/1/2050	6.00%	5,326,157	5,749,653
Avistar (June 2013 Acquisition) - Series B (2 Bonds)	San Antonio, TX	9/1/2050	9.00%	1,005,226	1,091,418
Avistar at the Parkway - Series A	San Antonio, TX	5/1/2052	6.00%	13,300,000	13,221,251
Avistar at the Parkway - Series B	San Antonio, TX	6/1/2052	12.00%	125,000	121,659
Bella Vista	Gainesville, TX	4/1/2046	6.15%	6,365,000	6,865,162
Bridle Ridge	Greer, SC	1/1/2043	6.00%	7,535,000	8,052,881
Brookstone	Waukegan, IL	5/1/2040	5.45%	9,076,558	8,920,018
Bruton	Dallas, TX	8/1/2054	6.00%	18,145,000	18,494,886
Columbia Gardens	Columbia, SC	12/1/2050	5.50%	15,000,000	14,287,193
Companion at Thornhill Apartments	Lexington, SC	1/1/2052	5.80%	11,500,000	12,145,552
Concord at Gulfgate - Series A	Houston, TX	2/1/2032	6.00%	19,185,000	20,385,246
Concord at Little York - Series A	Houston, TX	2/1/2032	6.00%	13,440,000	14,484,752
Concord at Williamcrest - Series A	Houston, TX	2/1/2032	6.00%	20,820,000	22,122,534
Copper Gate Apartments	Lafayette, IN	12/1/2029	6.25%	5,145,000	5,673,855
Courtyard Apartments - Series A	Fullerton, CA	12/1/2033	5.00%	10,230,000	10,230,000
Courtyard Apartments - Series B	Fullerton, CA	12/1/2018	5.50%	6,228,000	6,228,000
Cross Creek	Beaufort, SC	3/1/2049	6.15%	8,258,605	8,778,042
Crossing at 1415 - Series A	San Antonio, TX	12/1/2052	6.00%	7,590,000	7,544,445
Crossing at 1415 - Series B	San Antonio, TX	1/1/2053	12.00%	335,000	332,386
Decatur Angle	Fort Worth, TX	1/1/2054	5.75%	22,950,214	22,659,229
Glenview - Series A	Cameron Park, CA	12/1/2031	5.75%	4,670,000	4,802,402
Greens of Pine Glen - Series A	Durham, NC	10/1/2047	6.50%	8,210,000	9,054,585
Greens of Pine Glen - Series B	Durham, NC	10/1/2047	9.00%	940,479	1,058,695
Harden Ranch - Series A	Salinas, CA	3/1/2030	5.75%	6,912,535	7,282,273
Harmony Court Bakersfield - Series A	Bakersfield, CA	12/1/2033	5.00%	3,730,000	3,735,159
Harmony Court Bakersfield - Series B	Bakersfield, CA	12/1/2018	5.50%	1,997,000	2,021,093
Harmony Terrace - Series A	Simi Valley, CA	1/1/2034	5.00%	6,900,000	6,900,000
Harmony Terrace - Series B	Simi Valley, CA	1/1/2019	5.50%	7,400,000	7,400,000
Heights at 515 - Series A	San Antonio, TX	12/1/2052	6.00%	6,435,000	6,396,377
Heights at 515 - Series B	San Antonio, TX	1/1/2053	12.00%	510,000	506,023
Heritage Square - Series A	Edinburg, TX	9/1/2051	6.00%	11,161,330	12,066,785
Lake Forest Apartments	Daytona Beach, FL	12/1/2031	6.25%	8,639,000	9,538,694
Las Palmas II - Series A	Coachella, CA	11/1/2033	5.00%	1,695,000	1,695,000
Las Palmas II - Series B	Coachella, CA	11/1/2018	5.50%	1,770,000	1,785,139
Live 929	Baltimore, MD	7/1/2049	5.78%	40,085,000	44,275,418
Montclair - Series A	Lemoore, CA	12/1/2031	5.75%	2,530,000	2,638,608
Oaks at Georgetown - Series A	Georgetown, TX	1/1/2034	5.00%	12,330,000	12,330,000
Oaks at Georgetown - Series B	Georgetown, TX	1/1/2019	5.50%	5,512,000	5,512,000

20

			Base
		Maturity	Interest	Principal	Estimated
Property Name	Location	Date	Rate	Outstanding	Fair Value

Ohio Bond - Series A	Ohio	6/1/2050	7.00%	14,215,000	16,542,468
Ohio Bond - Series B	Ohio	6/1/2050	10.00%	3,549,780	3,998,848
Pro Nova - 2014-1	Knoxville, TN	5/1/2034	6.00%	10,000,000	10,727,500
Renaissance - Series A	Baton Rouge, LA	6/1/2050	6.00%	11,348,364	12,174,733
Runnymede	Austin, TX	10/1/2042	6.00%	10,250,000	11,024,285
Santa Fe - Series A	Hesperia, CA	12/1/2031	5.75%	3,065,000	3,242,093
San Vicente - Series A	Soledad, CA	11/1/2033	5.00%	3,495,000	3,457,646
San Vicente - Series B	Soledad, CA	11/1/2018	5.50%	1,825,000	1,832,334
Seasons at Simi Valley - Series A	Simi Valley, CA	9/1/2032	5.75%	4,376,000	4,684,335
Seasons at Simi Valley - Series B	Simi Valley, CA	9/1/2017	8.00%	1,944,000	1,971,727
Seasons Lakewood - Series A	Lakewood, CA	1/1/2034	5.00%	7,350,000	7,350,000
Seasons Lakewood - Series B	Lakewood, CA	1/1/2019	5.50%	5,260,000	5,260,000
Seasons San Juan Capistrano - Series A	San Juan Capistrano, CA	1/1/2034	5.00%	12,375,000	12,375,000
Seasons San Juan Capistrano - Series B	San Juan Capistrano, CA	1/1/2019	5.50%	6,574,000	6,574,000
Silver Moon - Series A	Albuquerque, NM	8/1/2055	6.00%	7,933,259	8,398,641
Southpark	Austin, TX	12/1/2049	6.13%	13,435,000	15,038,064
Summerhill - Series A	Bakersfield, CA	12/1/2033	5.00%	6,423,000	6,261,324
Summerhill - Series B	Bakersfield, CA	12/1/2018	5.50%	3,372,000	3,358,695
Sycamore Walk - Series A	Bakersfield, CA	1/1/2033	5.25%	3,632,000	3,762,431
Sycamore Walk - Series B	Bakersfield, CA	1/1/2018	5.50%	1,815,000	1,750,568
The Palms at Premier Park	Columbia, SC	1/1/2050	6.25%	19,826,716	21,611,102
Tyler Park Townhomes	Greenfield, CA	1/1/2030	5.75%	6,024,120	6,261,702
Vantage at Judson	San Antonio, TX	1/1/2053	9.00%	26,356,498	28,015,005
Vantage at Harlingen	San Antonio, TX	9/1/2053	9.00%	24,529,580	25,447,299
The Village at Madera - Series A	Madera, CA	12/1/2033	5.00%	3,085,000	3,007,346
The Village at Madera - Series B	Madera, CA	12/1/2018	5.50%	1,719,000	1,712,217
Westside Village Market	Shafter, CA	1/1/2030	5.75%	3,936,750	4,039,391
Willow Run	Columbia, SC	12/1/2050	5.50%	15,000,000	14,296,235
Woodlynn Village	Maplewood, MN	11/1/2042	6.00%	4,310,000	4,604,976
Total Mortgage Revenue Bonds				$648,439,860	$680,211,051

OTHER INVESTMENTS DECEMBER 31, 2016

	Weighted	Weighted Avg.	Principal	Estimated
Name	Average Lives	Coupon Rate	Outstanding	Fair Value

Public Housing Capital Fund Trust Certificate I	8.31	5.36%	$24,923,137	$26,749,255
Public Housing Capital Fund Trust Certificate II	7.65	4.31%	10,938,848	10,685,723
Public Housing Capital Fund Trust Certificate III	8.79	5.42%	20,468,767	19,723,090
			$56,330,752	$57,158,068

21